EXPENSE LIMITATION AGREEMENT

                           TOUCHSTONE STRATEGIC TRUST

      EXPENSE LIMITATION AGREEMENT, effective as of May 1, 2000 by and between Touchstone Advisors, Inc. (the "Advisor") and Touchstone Strategic Trust (the "Trust"), on behalf of certain series of the Trust set forth in Schedule A attached hereto (each a "Fund," and collectively, the "Funds").

      WHEREAS, the Trust is a Massachusetts business trust organized under a Declaration of Trust ("Declaration of Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management company of the series type, and each Fund is a series of the Trust; and

      WHEREAS, the Trust and the Advisor have entered into an Investment Advisory Agreement dated May 1, 2000 (the "Advisory Agreement"), pursuant to which the Advisor provides investment advisory and other management services to each series of the Trust for compensation based on the value of the average daily net assets of each series; and

      WHEREAS, the Trust and the Advisor have determined that it is appropriate and in the best interests of shareholders to maintain the expenses of the Funds, and, therefore, have entered into this Expense Limitation Agreement (the "Agreement"), in order to maintain the expense ratios of the Funds at the levels specified in Schedule A attached hereto; and

      NOW THEREFORE, the parties hereto agree that the Agreement provides as follows:

1.    Expense Limitation.

      1.1 Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to advisory fees of the Advisor (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, if any) ("Fund Operating Expenses"), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Advisor.

      1.2 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to a Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of the Fund.

      1.3 Method of Computation. To determine the Advisor's liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If, for any month, a Fund's annualized Fund Operating Expenses exceed the Operating Expense Limit of such Fund, the Advisor shall waive or reduce its advisory fee for such month by an amount, or remit an amount to the appropriate Fund, sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Operating Expense Limit; provided, however, that any waiver or reduction of the advisory fee is applied equally across the classes, if any, of the Fund.

      1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the advisory fees waived or reduced and other payments remitted by the Advisor to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.    Term and Termination of Agreement.

      This Agreement shall continue in effect through March 31, 2001, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust. This Agreement shall terminate automatically upon the termination of the Investment Advisory Agreement with respect to the applicable Fund.

3.    Miscellaneous.

      3.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      3.2 Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Declaration of Trust or Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

      3.3 Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Investment Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Investment Advisory Agreement or the 1940 Act.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly, as of the day and year first above written.


                                           TOUCHSTONE STRATEGIC TRUST



                                           By:_______________________________
                                                 Tina D. Hosking
                                                 Secretary



                                           TOUCHSTONE ADVISORS, INC.



                                           By:_______________________________
                                                 Jill T. McGruder
                                                 President

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS



This Agreement relates to the following Funds of the Trust:


                                                  Maximum Operating
                                                    Expense Limit
                                                    -------------

Aggressive Growth Fund - Class A                          1.95%
Utility Fund - Class A                                    1.34%
Utility Fund - Class C                                    2.50%
Enhanced 30 Fund - Class A                                1.00%
Enhanced 30 Fund - Class C                                1.75%

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                               AMENDED MAY 1, 2001

This Agreement relates to the following Funds of the Trust:


                                                  Maximum Operating
                                                    Expense Limit
                                                    -------------

Aggressive Growth Fund - Class A                          1.95%
Aggressive Growth Fund - Class B                          2.70%
Aggressive Growth Fund - Class C                          2.70%
Utility Fund - Class A                                    1.34%
Utility Fund - Class B                                    2.46%
Utility Fund - Class C                                    2.50%

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                               AMENDED MAY 1, 2002

This Agreement relates to the following Funds of the Trust:


                                                  Maximum Operating
                                                    Expense Limit
                                                    -------------

Equity Fund - Class A                                     1.30%
Equity Fund - Class B                                     2.43%
Equity Fund - Class C                                     2.51%

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                             AMENDED OCTOBER 6, 2003

This Agreement relates to the following Fund of the Trust and will continue in effect until October 6, 2005:


                                                  Maximum Operating
                                                    Expense Limit
                                                    -------------

Large Cap Growth Fund - Class A                           1.30%
Large Cap Growth Fund - Class B                           2.25%
Large Cap Growth Fund - Class C                           2.25%

                                                        SCHEDULE A
                                                 OPERATING EXPENSE LIMITS

                                                 AMENDED NOVEMBER 9, 2004

This Agreement relates to the following Fund of the Trust and will continue in effect until October 6, 2005 for Class A, Class B and Class C shares and until November 9, 2005 for Class I shares.


                                                  Maximum Operating
                                                    Expense Limit
                                                    -------------

Large Cap Growth Fund - Class A                           1.30%
Large Cap Growth Fund - Class B                           2.25%
Large Cap Growth Fund - Class C                           2.25%
Large Cap Growth Fund - Class I                           1.05%

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                              AMENDED APRIL 1, 2005

This Agreement relates to the following Fund of the Trust and will continue in effect until March 31, 2006.


                                                  Maximum Operating
                                                    Expense Limit
                                                    -------------

Large Cap Growth Fund - Class A                           1.30%
Large Cap Growth Fund - Class B                           2.25%
Large Cap Growth Fund - Class C                           2.25%
Large Cap Growth Fund - Class I                           1.05%

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                              AMENDED APRIL 1, 2006

This Agreement relates to the following Fund of the Trust and will continue in effect until March 31, 2007.


                                                  Maximum Operating
                                                    Expense Limit
                                                    -------------

Large Cap Growth Fund - Class A                           1.30%
Large Cap Growth Fund - Class B                           2.25%
Large Cap Growth Fund - Class C                           2.25%
Large Cap Growth Fund - Class I                           1.05%

                                                        SCHEDULE A
                                                 OPERATING EXPENSE LIMITS

                                                  AMENDED JANUARY 1, 2007

This Agreement relates to the following Funds of the Trust and will continue in effect until January 1, 2008.

--------------------------------------------------------------------------------
FUND                                        MAXIMUM OPERATING EXPENSE LIMIT
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                       1.25% for Class A shares
--------------------------------------------------------------------------------
                                            2.00% for Class B shares
--------------------------------------------------------------------------------
                                            2.00% for Class C shares
--------------------------------------------------------------------------------
                                            1.00% for Class Y shares
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                         1.50% for Class A shares
--------------------------------------------------------------------------------
                                            2.25% for Class B shares
--------------------------------------------------------------------------------
                                            2.25% for Class C shares
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND                  1.15% for Class A shares
--------------------------------------------------------------------------------
                                            1.90% for Class C shares
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                       1.70% for Class A shares
--------------------------------------------------------------------------------
                                            2.45% for Class B shares
--------------------------------------------------------------------------------
                                            2.45% for Class C shares
--------------------------------------------------------------------------------
                                            1.30% for Class Y shares
--------------------------------------------------------------------------------
MICRO CAP GROWTH FUND                       1.95% for Class A shares
--------------------------------------------------------------------------------
                                            2.70% for Class C shares
--------------------------------------------------------------------------------
                                            1.70% for Class Y shares
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                        1.35% for Class A shares
--------------------------------------------------------------------------------
                                            2.10% for Class C shares
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND                   1.55% for Class A shares
--------------------------------------------------------------------------------
                                            2.30% for Class B shares
--------------------------------------------------------------------------------
                                            2.30% for Class C shares
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND           1.40% for Class A shares
--------------------------------------------------------------------------------
                                            1.15% for Class Y shares
--------------------------------------------------------------------------------

                                                        SCHEDULE A
                                                 OPERATING EXPENSE LIMITS

                                                  AMENDED AUGUST 1, 2007


--------------------------------------------------------------------------------
FUND                                LENGTH/TYPE OF      MAXIMUM OPERATING
                                    LIMITATION          EXPENSE LIMIT
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND               Contractual waiver  1.25% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.00% for Class B shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.00% for Class C shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  1.00% for Class Y shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                 Contractual waiver  1.50% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.25% for Class B shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.25% for Class C shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND          Contractual waiver  1.15% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  1.90% for Class C shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND               Contractual waiver  1.70% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.45% for Class B shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.45% for Class C shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  1.30% for Class Y shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
MICRO CAP GROWTH FUND               Contractual waiver  1.95% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.70% for Class C shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  1.70% for Class Y shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                Contractual waiver  1.35% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.10% for Class C shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND           Contractual waiver  1.55% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.30% for Class B shares
                                    through 3/31/2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Contractual waiver  2.30% for Class C shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND   Contractual waiver  1.40% for Class A shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  1.15% for Class Y shares
                                    through 3/31/2008
--------------------------------------------------------------------------------
                                    Contractual waiver  2.15% for Class C shares
                                    through 8/1/2008
--------------------------------------------------------------------------------

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                            AMENDED NOVEMBER 16, 2007


--------------------------------------------------------------------------------
FUND                               LENGTH/TYPE OF      MAXIMUM OPERATING
                                   LIMITATION          EXPENSE LIMIT
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND              Contractual waiver  1.25% for Class A shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class B shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class C shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  1.00% for Class Y shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                Contractual waiver  1.50% for Class A shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class B shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class C shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND         Contractual waiver  1.15% for Class A shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  1.90% for Class C shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND              Contractual waiver  1.70% for Class A shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.45% for Class B shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.45% for Class C shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  1.30% for Class Y shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
MICRO CAP GROWTH FUND              Contractual waiver  1.58% for Class A shares
                                   through 11/16/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.33% for Class C shares
                                   through 11/16/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  1.33% for Class Y shares
                                   through 11/16/2008
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND               Contractual waiver  1.35% for Class A shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.10% for Class C shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND          Contractual waiver  1.55% for Class A shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.30% for Class B shares
                                   through 3/31/2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Contractual waiver  2.30% for Class C shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND  Contractual waiver  1.40% for Class A shares through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  1.15% for Class Y shares
                                   through 3/31/2008
--------------------------------------------------------------------------------
                                   Contractual waiver  2.15% for Class C shares
                                   through 8/1/2008
--------------------------------------------------------------------------------

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                              AMENDED APRIL 1, 2008

--------------------------------------------------------------------------------
FUND                               LENGTH/TYPE OF      MAXIMUM OPERATING
                                   LIMITATION          EXPENSE LIMIT
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND              Contractual waiver  1.25% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class B shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  0.99% for Class Y shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                Contractual waiver  1.50% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class B shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND         Contractual waiver  1.15% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  1.90% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
MICRO CAP GROWTH FUND              Contractual waiver  1.58% for Class A shares
                                   through 3/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.33% for Class C shares
                                   through 3/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  1.33% for Class Y shares
                                   through 3/31/2009
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND               Contractual waiver  1.35% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.10% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND          Contractual waiver  1.55% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.30% for Class B shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.30% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND  Contractual waiver  1.40% for Class A shares through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  1.15% for Class Y shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.15% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                            AMENDED FEBRUARY 2, 2009

--------------------------------------------------------------------------------
FUND                               LENGTH/TYPE OF      MAXIMUM OPERATING
                                   LIMITATION          EXPENSE LIMIT
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND              Contractual waiver  1.25% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class B shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  0.99% for Class Y shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                Contractual waiver  1.50% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class B shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  1.25% for Class Y shares
                                   through 2/01/2010
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND         Contractual waiver  1.15% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  1.90% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
MICRO CAP GROWTH FUND              Contractual waiver  1.58% for Class A shares
                                   through 3/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.33% for Class C shares
                                   through 3/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  1.33% for Class Y shares
                                   through 3/31/2009
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND               Contractual waiver  1.35% for Class A shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.10% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND          Contractual waiver  1.24% for Class A shares
                                   through 2/01/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  1.99% for Class C shares
                                   through 2/01/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  0.99% for Class Y shares
                                   through 2/01/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  0.84% for Institutional
                                   through 2/01/2010   shares
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND  Contractual waiver  1.40% for Class A shares through 7/31/2009
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Contractual waiver  1.15% for Class Y shares
                                   through 7/31/2009
--------------------------------------------------------------------------------
                                   Contractual waiver  2.15% for Class C shares
                                   through 7/31/2009
--------------------------------------------------------------------------------

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                             AMENDED MARCH 31, 2009

--------------------------------------------------------------------------------
FUND                               LENGTH/TYPE OF      MAXIMUM OPERATING
                                   LIMITATION          EXPENSE LIMIT
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND              Contractual waiver  1.25% for Class A shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class B shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class C shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  0.99% for Class Y shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                Contractual waiver  1.50% for Class A shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class B shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class C shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  1.25% for Class Y shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND         Contractual waiver  1.15% for Class A shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  1.90% for Class C shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND               Contractual waiver  1.35% for Class A shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  2.10% for Class C shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND          Contractual waiver  1.24% for Class A shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  1.99% for Class C shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  0.99% for Class Y shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  0.84% for Institutional
                                   through 7/31/2010   shares
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND  Contractual waiver  1.40% for Class A shares through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  1.15% for Class Y shares
                                   through 7/31/2010
--------------------------------------------------------------------------------
                                   Contractual waiver  2.15% for Class C shares
                                   through 7/31/2010
--------------------------------------------------------------------------------

                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS

                              AMENDED JULY 29, 2010

--------------------------------------------------------------------------------
FUND                               LENGTH/TYPE OF      MAXIMUM OPERATING
                                   LIMITATION          EXPENSE LIMIT
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND              Contractual waiver  1.25% for Class A shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class B shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  2.00% for Class C shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  0.99% for Class Y shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                Contractual waiver  1.50% for Class A shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class B shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  2.25% for Class C shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  1.25% for Class Y shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND         Contractual waiver  1.15% for Class A shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  1.90% for Class C shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND          Contractual waiver  1.15% for Class A shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  1.90% for Class C shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  0.90% for Class Y shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  0.75% for Institutional
                                   through 7/28/2011   shares
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND  Contractual waiver  1.40% for Class A shares through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  1.15% for Class Y shares
                                   through 7/28/2011
--------------------------------------------------------------------------------
                                   Contractual waiver  2.15% for Class C shares
                                   through 7/28/2011
--------------------------------------------------------------------------------